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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            ________________________

                                    FORM 8-K

                                 Current Report

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                                  May 18, 2004
                Date of Report (Date of earliest event reported)


                       FIRST INDUSTRIAL REALTY TRUST, INC.
             (Exact name of registrant as specified in its charter)

            Maryland                     1-13102                 36-3935116
(State or other jurisdiction of       (Commission            (I.R.S. Employer
 incorporation or organization)       file number)          Identification No.)

                         311 S. Wacker Drive, Suite 4000
                             Chicago, Illinois 60606
               (Address of principal executive offices, zip code)

                                 (312) 344-4300
              (Registrant's telephone number, including area code)




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


Item 5. Other Events

     Attached as Exhibit 99.1 to this Form 8-K is the ratio of earnings to fixed charges and preferred stock dividends for the three months ended March 31, 2004.





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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      FIRST INDUSTRIAL REALTY TRUST, INC.





                                        By:  /s/ Michael J. Havala
                                             ----------------------------
                                             Name:   Michael J. Havala
                                              Title:  Chief Financial Officer

Date:  May 18, 2004

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EXHIBIT INDEX



Number               Description
------               -----------

99.1                 Ratio of Earnings to Fixed Charges and Preferred Stock
                     Dividends.



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                                                                    Exhibit 99.1

                       FIRST INDUSTRIAL REALTY TRUST, INC.
             RATIO OF EARNINGS TO FIXED CHARGES AND PREFERRED STOCK
                                    DIVIDENDS
                             (DOLLARS IN THOUSANDS)



                                                         Three
                                                         Months
                                                         Ended                      Year Ended December 31,
                                                       ----------- ------------------------------------------------------------
                                                        March 31,
                                                          2004       2003(b)     2002(b)     2001(b)      2000(b)     1999(b)
                                                       ----------- ----------  ----------- -----------  ----------  -----------
Income from Continuing Operations Before Minority
     Interest Allocable to Continuing Operations..        $6,051     $37,237      $48,859     $99,166     $95,711     $111,373
Plus:  Interest Expense and Amortization of
     Deferred Financing Costs.....................        24,144      97,220       92,312      84,389      85,675       81,231
                                                       ----------- ----------  ----------- -----------  ----------  -----------
Earnings Before Income Allocated to Minority
     Interest and Fixed Charges...................       $30,195    $134,457     $141,171    $183,555    $181,386     $192,604
                                                       =========== ==========  =========== ===========  ==========  ===========
Fixed Charges and Preferred Stock Dividends.......       $29,579    $118,157     $127,243    $128,917    $123,722     $119,643
                                                       =========== ==========  =========== ===========  ==========  ===========
Ratio of Earnings to Fixed Charges and Preferred
     Stock Dividends (a)..........................         1.02x       1.14x        1.11x       1.42x       1.47x        1.61x
                                                       =========== ==========  =========== ===========  ==========  ===========




(a) For purposes of computing the ratios of earnings to fixed charges and preferred stock dividends, earnings have been calculated by adding fixed charges (excluding capitalized interest) to income from continuing operations before minority interest allocable to continuing operations. Fixed charges consist of interest costs, whether expensed or capitalized and amortization of deferred financing costs.

(b) During the three months ended March 31, 2004, the Company sold twenty industrial properties that met the criteria established by the Financial Accounting Standards Board's Statement of Financial Accounting Standards No. 144, "Accounting for the Impairment or Disposal of Long Lived Assets" ("FAS 144") to be included in discontinued operations. At March 31, 2004, the Company also owned two industrial properties classified as held for sale that met the criteria established by FAS 144 to be included in discontinued operations. In accordance with FAS 144, the results of operations of the twenty industrial properties sold during the three months ended March 31, 2004 and the two industrial properties held for sale at March 31, 2004 are included in discontinued operations. Income from continuing operations for the years ended December 31, 1999 through 2003 reported in the table above has been restated to reflect the reclassification of the net income attributable to these properties from continuing operations to discontinued operations. As a result, income from continuing operations and ratio of earnings to fixed charges and preferred stock dividends reported in the table above will not agree to the income from continuing operations and ratio of earnings to fixed charges and preferred stock dividends reported in the Company's 2003 Form 10-K.